2015 First Quarter and YTD Results April 28, 2015 Exhibit 99.2 © 2015 Total System Services, Inc.® All rights reserved worldwide.

2015 First Quarter and YTD Results
This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “potential,” “estimate”
or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and
Exchange Commission, including its 2014 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

> FORWARD-LOOKING STATEMENTS
© 2015 Total System Services, Inc.® All rights reserved worldwide.

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items;
operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin;
revenues; cash flows from operating activities; net income; net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

> USE OF NON-GAAP FINANCIAL MEASURES

4 Troy Woods Chairman, President & Chief Executive Officer © 2015 Total System Services, Inc.® All rights reserved worldwide.

5 Paul Todd Chief Financial Officer © 2015 Total System Services, Inc.® All rights reserved worldwide.

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Total Revenues
$662,156 $592,848 11.7%
Revenues Before Reimbursable Items
595,784 532,750 11.8
Adjusted EBITDA*
193,454 149,596 29.3
Adjusted EBITDA Margin*
32.47% 28.08% 439 bps
Adjusted EPS* from Continuing Operations
$0.54 $0.38 41.2%
YTD
2015
YTD
2014
Percent
Change
(*) Adjusted EBITDA , Adjusted EBITDA margin and Adjusted EPS definitions are contained in Appendix
(in thousands, except per share data)
> CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Double digit organic revenue growth
Strong cross segment delivery of performance
Volume gains:
AOF increased 30.1%
All-time AOF high of 724M
Transactions increased 36.5%
GDV up 16.7%
Expanding consolidated margins
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
5.7%
32.3%
37.3%
31.6%
Adjusted Operating Income
Operating Margin*
34.2%
8.5% 8.4%
11.8%
> 1Q 2015 CONSOLIDATED HIGHLIGHTS
43%
12%
19%
26%
Revenue by Segment*
North America
International
Merchant
NetSpend
$109.0
$146.3
$145.2
$113.9
$134.2
$159.8
$154.7
$154.5
27.2%
28.7%
27.6%
21.4%
24.9%
28.9%
27.2%
25.9%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$400.9
$509.5
$525.3
$532.8
$538.1
$552.9
$569.3
$595.8
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Consolidated Revenue*
YOY Growth %

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Bank of America conversion completed
All-time quarterly highs
-
Revenue and operating income
-
Accounts on file up 31.8% to 653.2M
-
Transactions increased 42.2% to 3.3B
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin*
9.1%
8.7% 10.9%
14.5% 18.7%
> 1Q 2015 NORTH AMERICA SEGMENT HIGHLIGHTS
Growth Excluding Prepaid, Government Services and Single Use Accounts
430.7
461.4
481.9
495.5
510.3
541.4
550.0
653.2
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Accounts on File
YOY Growth %
6.3%
16.2% 16.5%
11.2%
11.6% 13.4% 17.2%
17.1%
18.5%
19.1%
17.4%
18.1%
14.1%
16.6%
31.8%
49.4%
$81.3
$84.4
$87.1
$74.6
$84.6
$92.7
$99.6
$102.6
37.9%
38.9% 39.0%
33.2%
36.3%
38.5% 39.0%
38.5%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$214.5
$217.3
$223.3
$224.4
$233.2
$241.0
$255.5
$266.2
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Segment Revenue*
YOY Growth %
(
)
(in millions)

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Virgin Money migration completed
Revenue up across all lines of business
Accounts on file increased 16.1%
to 70.5M
Transactions increased 10.5% to 572.0M
Margin improvement plan on track
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
(4.0%) 0.7%
3.1%
9.0%
8.6%
0.5%
(4.6%)
(1.0%)
10.6%
1.8%
12.2%
4.4%
2.5%
5.7%
(4.0%)
5.1%
> 1Q 2015 INTERNATIONAL SEGMENT HIGHLIGHTS
58.0
59.2
59.1
60.7
62.3
64.1
66.6
70.5
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Accounts on File
YOY Growth%
$76.6
$77.9
$90.6
$76.8
$84.7
$87.4
$92.9
$73.7
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Segment Revenue*
YOY Growth %
$7.7
$9.5
$18.0
$4.6
$11.7
$16.0
$22.8
$7.0
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
10.0%
12.2%
19.9%
5.9%
13.9%
18.3%
24.6%
9.5%
9.9%
12.1% 8.5%
8.9% 7.5% 8.1%
12.7%
16.1%
(in millions)

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Revenue up 5.5% and operating margin up
207 bps YoY
Revenue mix: 61% Direct; 39% Indirect
SBS Sales Volume at $5.8B, up 9.9% YoY
POS transactions increased 5.6%, excluding
deconverted accounts
(*) Revenues Before Reimbursable Items
($ in millions)
15.6% 5.4% 4.3%
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
(4.3%)
(4.1%)
1.2%
(2.4%)
5.5%
> 1Q 2015 MERCHANT SEGMENT HIGHLIGHTS
Segment Revenue by LOB
YOY Growth %
55% 26% 22%
(11%) (12%) (12%)
($ in millions)
4%
(14%)
1%
(10%)
4%
(2%) (9%)
3%
(4%)
13%
Segment Revenue*
YOY Growth %
$113.0
$113.6
$110.4
$104.6
$108.3
$115.0
$107.7
$110.4
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$41.3
$40.8
$36.0
$30.2
$32.9
$40.4
$31.4
$34.1
36.6%
35.9%
32.6%
28.8%
30.4%
35.1%
29.2%
30.9%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$51 $51
$48
$45
$46
$50
$44
$43
$62
$63 $62
$59
$62
$65
$64 $67
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Indirect Direct

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Completed launch of Brinks Prepaid MasterCard
All-time quarterly revenue high
Gross Dollar Volume (GDV) up 16.7%
Total Active Cards at 4.2M, up 14.7%
Direct Deposit Active Cards at 2.4M, up 16.1%
Adjusted Segment Operating Income*
Operating Margin*
Segment Revenue
YOY Growth %
($ in millions) ($ in millions)
> 1Q 2015 NETSPEND SEGMENT HIGHLIGHTS
(*NOTE: Periods prior to the acquisition by TSYS have been restated )
$3.9
$3.8
$4.0
$6.6
$4.6
$4.4
$4.7
$7.7
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$104.9
$103.7
$104.1
$132.6
$116.8
$114.0
$119.2
22.9%
22.2%
16.1%
13.1%
11.4%
10.0%
14.4%
16.9%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
$29.3
$34.6
$31.7
$28.7
$30.7
$36.1
$32.7
$35.5
27.9%
33.4%
30.5%
21.7%
26.3%
31.7%
27.5%
22.9%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
30.1% 22.4%
21.5%
22.1% 17.2%
16.6%
18.2% 16.7%
$155.1
Gross Dollar Volume
YOY Growth %
($ in billions)

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

> SEGMENT OPERATING MARGIN AND CONSOLIDATED
ADJUSTED OPERATING MARGIN
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
(in thousands)
Three Months Ended March 31, 2015
North America $102,570 $266,219 38.53%
International 6,983 73,730 9.47%
Merchant 34,115 110,398 30.90%
NetSpend 35,467 155,074 22.87%
Eliminations -- (9,637)
Corporate administration excluding stock comp (24,629) --
Adjusted operating margin $154,506 $595,784 25.93%
Amortization of acquisition intangibles (23,867)
Stock-based compensation (8,143)
Operating income (US GAAP) $122,496

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

> ROLLFORWARD OF QUARTERLY CASH BALANCE
$200
$500
$100
$0
$300
Operating
Activities
$158
Cap Ex
($44)
Debt Pmts
($15)
Dividends
($18)
Ending
Balance
$328
(in millions)
12/31/2014 3/31/2015
$400
Share
Repurchase
($54)
Beginning
Balance
$289
Other
$12

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

> CASH FLOW STRENGTH: 2015 TTM Consolidated
Financial Highlights
(in millions)
$756
$570
$338
$357
$328
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
$825
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash
(TTM = Trailing Twelve Months)

2015 Revised Guidance*
Range
Range
Percent Change
Total Revenues $2,620 to $2,660 7% to 9%
Revenues Before Reimbursable Items $2,370 to $2,410 8% to 10%
Adjusted EPS attributable to TSYS common
shareholders from continuing operations $2.19 to $2.23 12% to 14%
Average Basic Weighted Shares 185
(in millions, except per share data)
15
(*) See Appendix for guidance assumptions
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

16 Q&A © 2015 Total System Services, Inc.® All rights reserved worldwide.

17 Appendix © 2015 Total System Services, Inc.® All rights reserved worldwide.

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results
Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles.
Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the
Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.

> APPENDIX: Non-GAAP Items – Adjusted EBITDA
and Adjusted EPS

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Consumer Credit
364.5 234.8 55.3 364.5 270.0 35.0
Retail
28.3 27.5 2.6 28.3 28.4
(0.5)
Total Consumer
392.8 262.3 49.8 392.8 298.4 31.6
Commercial
42.3 40.4 4.8 42.3 41.6 1.8
Other
22.7 19.7 15.2 22.7 22.4 1.3
Subtotal
457.8 322.4 42.0 457.8 362.4 26.3
Prepaid*/
Stored Value
126.6 120.0 5.5 126.6 127.3
(0.6)
Government
Services
74.5 63.0 18.3 74.5 67.4 10.6
Commercial Card Single
Use
64.8 50.8 27.5 64.8 59.6 8.8
Total AOF
723.7 556.2 30.1 723.7 616.7 17.4
(in millions)
Mar
2015
Mar
2014
%
Change
Mar
2015
Dec
2014
%
Change
(* - Prepaid does not include NetSpend accounts)
> APPENDIX: Accounts on File Portfolio Summary

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

> APPENDIX: Non-GAAP Reconciliation – Revenues Before
Reimbursable Items
Three Months Ended
3/31/15                   3/31/14
Total revenues $662,156 $592,848
Reimbursable items 66,372 60,098
Revenues before reimbursable items $595,784 $532,750
(in thousands)

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Three Months Ended
Operating income $122,496 $80,697
Add: Acquisition intangible amort 23,867 24,313
Add: Corporate admin and other 32,772 33,008
Total segment adjusted operating income $179,135 $138,018
By segment: North America services (a) $102,570 $74,578
International services (b) $6,983 $4,555
Merchant services (c) $34,115 $30,168
NetSpend (d) $35,467 $28,717
Total revenues $662,156 $592,848
Reimbursable items (66,372) (60,098)
Total segment revenues before reimbursable items $595,784 $532,750
Intersegment revenues 9,637 5,656
By segment: North America services (e) $266,219 $224,368
International services (f) $73,730 $76,773
Merchant services (g) $110,398 $104,625
NetSpend (h) $155,074 $132,640
Adjusted segment operating margin:
North America services (a) / (e) 38.53% 33.24%
International services (b) / (f) 9.47% 5.93%
Merchant services (c) / (g) 30.90% 28.83%
NetSpend (d) / (h) 22.87% 21.65%
(in thousands)
> APPENDIX: Non-GAAP Reconciliation – Adjusted Segment
Operating Income and Operating Margin
3/31/15 3/31/14

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Three
Months Ended
3/31/15        3/31/14
Percentage
Change
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant currency (1) $669,863 $592,848 13.0%
Foreign currency (2) (7,707) ---
Total revenues $662,156 $592,848 11.7%
International services:
Constant currency (1) $87,381 $82,378 6.1%
Foreign currency (2) (7,579) ---
Total revenues $79,802 $82,378 (3.1%)
> APPENDIX: Non-GAAP Reconciliation – Constant Currency

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Three
Months Ended
3/31/15            3/31/14
Percentage
Change
(in thousands)
Consolidated:
Constant currency (1) $602,902 $532,750 13.2%
Foreign currency (2) (7,118) ---
Revenues before
reimbursable items $595,784 $532,750 11.8%
International Services:
Constant currency (1) $80,719 $76,773 5.1%
Foreign currency (2) (6,989) ---
Revenues before
reimbursable items $73,730 $76,773 (4.0%)
> APPENDIX: Non-GAAP Reconciliation –
Constant Currency

© 2015 Total System Services, Inc.® All rights reserved worldwide.
> APPENDIX: Non-GAAP Reconciliation – EBITDA and
Adjusted EBITDA
2015 First Quarter and YTD Results

(in thousands)
Three Months Ended
Mar
2015
Mar
2014
Net income :
As reported (GAAP) (a) $78,899 $51,625
Adjusted for:
Add/(Deduct): Loss/(Income) from
discontinued operations -- (980)
Deduct: Equity in income of equity
investments (5,394) (4,096)
Add: Income taxes 39,782 24,335
Add: Nonoperating expenses 9,209 9,813
Add: Depreciation and amortization 62,815 60,035
EBITDA $185,311 $140,732
Adjust for:
Add: Share-based compensation 8,143 7,611
Add: NetSpend  M&A expenses -- 1,253
Adjusted EBITDA $193,454 $149,596

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

(in thousands)
Three Months Ended
Mar
2015
Mar
2014
Income from continuing operations available to TSYS
common shareholders:
As reported (GAAP) (a) $77,755 $49,321
Adjusted for amounts attributable to TSYS common
shareholders (net of taxes):
Acquisition intangible amortization 15,761 15,813
Share-based compensation 5,441 5,017
NetSpend M&A expenses -- 1,204
Adjusted earnings (b) $98,957 $71,355
Average common shares outstanding and
participating securities (c)
184,481 187,752
Basic EPS Available to TSYS common shareholders
(a) / (c)
$0.42 $0.26
Adjusted EPS Available to TSYS common
shareholders (b) / (c)
$0.54 $0.38
> APPENDIX: Non-GAAP Reconciliation – Adjusted EPS

© 2015 Total System Services, Inc.® All rights reserved worldwide.
2015 First Quarter and YTD Results

Trailing Twelve
Months Ended
3/31/2015
Cash flows from operating activities $569,987
Less:
Purchases of property and equipment (72,320)
Additions to licensed computer software from vendors (35,256)
Additions to internally developed computer software (41,327)
Additions to contract acquisition costs (83,332)
Free cash flow $337,752
(in thousands)
> APPENDIX: Non-GAAP Reconciliation – Free Cash Flow

© 2015 Total System Services, Inc.® All rights reserved worldwide.
> APPENDIX: Non-GAAP Reconciliation – EBITDA and
Adjusted EBITDA
2015 First Quarter and YTD Results

Trailing Twelve
Months Ended
3/31/2015
Net Income $356,679
Adjusted for:
Deduct: Discontinued operations (47,674)
Deduct: Equity in Income of Equity Investments (18,881)
Add: Income Taxes 145,207
Add: Nonoperating expense 38,108
Add: Depreciation and Amortization 249,401
EBITDA $722,840
Adjust for: Share-based compensation 31,322
NetSpend M&A Operating Expenses* 1,963
Adjusted EBITDA $756,125
(in thousands)
* Excludes share-based compensation

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: 2015 Revised Guidance
Assumptions
• There will be no significant movements in the London Interbank Offered rate and TSYS will not make any significant draws on the remaining balance of its credit facility;
• There will be no significant movement in foreign currency exchange rates related to TSYS’ business;
• TSYS will not incur significant expenses associated with the conversion of new large clients other than included in the 2015 estimate, additional acquisitions, or any significant impairment of goodwill or other intangibles;
• There will be no deconversions of large clients during the year;
• No future share repurchases are included; and
• The economy will not worsen.

The guidance assumes: